Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of earliest event reported: March 17, 2005

Community Financial Holding Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia (State or Other Jurisdiction of Incorporation or Organization)	333-89972 (Commission File Number)	04-3641019 (I.R.S. Employer Identification No.)

2775 Buford Highway, Duluth, Georgia
30096
(Address of Principal Executive Offices)
(Zip Code)

(770) 476-2775
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10.1 LEASE AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement.

     On March 18, 2005, Gwinnett Community Bank, the wholly–owned banking subsidiary of Community Financial Holding Company, Inc. (the “Company”) entered into a lease agreement (the “Lease Agreement”) with KR Snellville LLC pursuant to which the Company will lease approximately 1,400 square feet of space located at 2135 East Main Street #3, Snellville, Georgia 30078 for an annual rental payment of approximately $23,079. The Company intends to use such rental space to open a branch facility of Gwinnett Community Bank. A copy of the Lease Agreement is attached as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Lease Agreement by and between Gwinnett Community Bank and KR Snellville LLC, effective as of March 21, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial Holding Company, Inc.
By:	/s/ Thomas J. Martin
Thomas J. Martin
President and Chief Executive Officer

Dated: March 18, 2005